                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12


                        THE AEGIS CONSUMER FUNDING GROUP, INC.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                     THE AEGIS CONSUMER FUNDING GROUP, INC.
                            JERSEY CITY, NEW JERSEY
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 3, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Aegis Consumer Funding Group, Inc. (the 'Company') will be held at the offices of the Company, 525 Washington Blvd., 29th Floor, Jersey City, New Jersey 07310, on June 3, 1996 at 10:00 A.M., local time, for the purpose of considering and acting upon the following:

          1. The election of Felice Cutler and Paul Fitzpatrick to the Board of Directors.

          2. The approval of the amendment of the Company's 1994 Stock Option Plan (the '1994 Plan') by adopting the 1994 Plan, as amended.

          3. The approval  of the adoption  of the Company's  1996 Stock  Option
     Plan.

          4. Any and all other matters that may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on May 6, 1996, as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof, and only holders of Common Stock of the Company of record at such date will be entitled to notice of or to vote at the meeting. Such stockholders may vote in person or by proxy.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                           By Order of the Board of Directors,
                                           ANGELO R. APPIERTO
                                           ANGELO R. APPIERTO,
                                           Chief Executive Officer

Jersey City, New Jersey
May 13, 1996

                     THE AEGIS CONSUMER FUNDING GROUP, INC.
                            525 WASHINGTON BOULEVARD
                         JERSEY CITY, NEW JERSEY 07310

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 3, 1996

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of The Aegis Consumer Funding Group, Inc. (the Company ), to be held at the offices of the Company, 525 Washington Blvd., 29th Floor, Jersey City, New Jersey 07310, on June 3, 1996 at 10:00 A.M., local time. This Proxy Statement and accompanying proxy card are first being sent to the stockholders of the Company on or about May 13, 1996.

     Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time, before the authority thereby granted is exercised, by written request addressed to the Secretary, The Aegis Consumer Funding Group, Inc., 525 Washington Blvd., Jersey City, New Jersey, 07310, or by attending the meeting and electing to vote in person. Proxies received in such form will be voted as therein set forth at the meeting or any adjournment thereof, but if no instructions are given, such shares will be voted (1) for the election as director of the nominees of the Board of Directors named below, (2) for the approval of the amendment of the Company's 1994 Stock Option Plan (the '1994 Plan') by adoption of the 1994 Plan, as amended, (3) for the approval of the adoption of the Company's 1996 Stock Option Plan (the '1996 Plan') and (4) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof.

                       RECORD DATE AND VOTING SECURITIES

     The Board of Directors has selected the close of business on May 6, 1996 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. The number of shares of Common Stock of the Company outstanding on May 6, 1996 was 14,944,258. Stockholders present or represented and entitled to vote on any matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of the Common Stock of the Company held by them as of the record date.

     Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in the election of Directors at a meeting at which a quorum is present. Provided a quorum is present, abstentions and shares not voted are not taken into account in determining a plurality. The favorable vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting is necessary to approve the amendment of the 1994 Plan and to approve the adoption of the 1996 Plan. A quorum consists of a majority of votes entitled to be cast.

                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide for a number of Directors, as determined from time to time by resolution of the stockholders or the Board of Directors. The Board of Directors has set the number of Directors of the Company at five and the Company's Board of Directors is divided into three classes. Directors of each class are elected at the annual meeting of stockholders held in the year in which the term for such class expires and will serve thereafter for three years. The term of Class 1 Directors expires at the 1996 Annual Meeting of Stockholders. The terms of Class 2 and Class 3 Directors expires, respectively, at the 1997 and 1998 Annual Meeting of Stockholders. Presently, Felice Cutler serves as the sole Class 1 Director, subject to election at this Annual Meeting of Stockholders.

     At the meeting, two Directors will be elected to serve, subject to the provisions of the Bylaws, until the 1999 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. It is the intention of the persons named in the accompanying proxy to vote all proxies solicited by the Board of Directors for the nominees listed below unless authority to vote for any nominee is withheld by a stockholder in such stockholder's proxy. If for any reason a nominee shall not become a candidate for election as a Director at the meeting, an event not now anticipated, the proxies will be voted for a nominee including such substitutes as shall be designated by the Board of Directors. Proxies may not be voted for a greater number of persons than are named.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF FELICE CUTLER AND PAUL FITZPATRICK TO THE BOARD. Felice Cutler has served as a non-employee director of the Company since February 1996 and as a member of the Compensation Committee and the Audit Committee since March 21, 1996. If elected, Felice Cutler and Paul Fitzpatrick will serve three-year terms ending at the 1999 Annual Meeting of Stockholders.

     Felice Cutler and Paul Fitzpatrick will be present at the Annual Meeting of Stockholders where they will be available to respond to appropriate questions, and, if desired, make statements.

     If the stockholders do not elect Felice Cutler or Paul Fitzpatrick to the Board of Directors, the Board will attempt to locate suitable replacements. Non-employee directors traditionally receive a $25,000 per annum retainer, $3,000 for each board meeting attended ($1,500 for telephonic meetings of less than an hour, with discretion to reduce such fee for telephonic meetings of less than one-half hour) and $1,500 for each committee meeting attended and are also entitled to be reimbursed for out-of-pocket expenses in connection with attendance at such meetings.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The directors and nominee for director and executive officers of the Company and their respective ages and positions with the Company are set forth in the following table.

                   NAME                      AGE                         POSITION
- ------------------------------------------   ---   -----------------------------------------------------

  Angelo R. Appierto......................   43    Chairman of the Board and Chief Executive Officer,
                                                     Class 3
  Gary D. Peiffer.........................   45    Vice Chairman of the Board and General Counsel,
                                                     Class 2
  Joseph F. Battiato......................   41    President
  Matthew B. Burns........................   53    Executive Vice President
  Dina L. Penepent........................   34    Executive Vice President, Chief Financial Officer and
                                                     Secretary
  Jorge G. Rios...........................   36    Executive Vice President -- National Sales Manager
  Felice Cutler...........................   59    Director, Class 1
  Carl Frischling.........................   59    Director, Class 3
  Paul Fitzpatrick........................   43    Nominee as Class 1 Director

     Mr. Appierto joined the Company in 1992. Mr. Appierto has served as Chairman of the Board, Chief Executive Officer and a director of the Company since March 1994, and served as President of the Company from July 1993 until May 1995. He previously served as Chief Financial Officer of the Company from May 1992 through February 1994. Prior to joining the Company, Mr. Appierto was a trader and Senior Vice President at CS First Boston, an investment bank, from December 1991 through May of 1992, and a Partner and Chief Financial Officer at FB Tech Joint Venture, an affiliate of CS First Boston and of Tech Partners, a proprietary securities trading firm, from April 1990 through November 1991.

     Mr. Peiffer has served as Vice Chairman of the Board, General Counsel and a director of the Company since January 1994. Prior to joining the Company, Mr. Peiffer was a senior Partner at the law firm of Jeffer, Hopkinson, Vogel, Coomber & Peiffer from January 1983 through December 1993. Mr. Peiffer also serves as a director of Ragar Corp. a publicly-traded carpet and floor covering retailer.

     Mr. Battiato has served as President of the Company since May 1995 and has been an Executive Vice President and head of the Consumer Finance Division of the Company from January 1991 until May 1995. Prior to joining the Company, Mr. Battiato served in several positions relating to mortgage trading; he was a Principal at Morgan Stanley & Co., an investment bank, from January 1990 through December 1990 and from June 1988 through December 1989, he was a Vice President at Donaldson,

Lufkin & Jenrette, an investment bank. From 1986 to 1988, Mr. Battiato was a senior vice president and manager of mortgage backed securities at Dean Witter Reynolds. From 1973 to 1986, Mr. Battiato was associated with Goldman, Sachs & Co., an investment bank, as a senior financial analyst and senior trader of mortgage backed securities.

     Mr. Burns has served as Executive Vice President of the Company in charge of systems development since May 1995 and the Executive Vice President from November 1992 until May 1995. From 1991 through 1992 Mr. Burns was the Senior Financial Economist of the Franklin Savings Holding Company. From 1988 to 1990, Mr. Burns was Chairman of the Board and Chief Executive Officer of Franklin Pacific, a trading subsidiary of Franklin Savings, Ottawa, Kansas, a savings and loan association. From 1985 to 1988, Mr. Burns was the Chief Operating Officer and Co-Founder of Merrill Lynch Capital Markets Mortgage Inc., a wholesale mortgage bank later sold to Franklin Savings. From 1984 to 1985 Mr. Burns was Vice President of all Hedging and Mortgage Trading for Shearson Mortgage in Newport Beach, California. From 1982 to 1984, Mr. Burns served as a head of an interest rate management and asset liability management team for Shearson Lehman American Express in Denver, Colorado. See 'Executive Compensation -- Employment Agreements.'

     Ms. Penepent has served as Chief Financial Officer and Executive Vice President of the Company since March 1994, and as Secretary of the Company since October 1993. From July 1992 through February 1994 she was Controller and Vice President of the Company. Before joining the Company Ms. Penepent, a certified public accountant, was a Manager in the audit and accounting practice at BDO Seidman, Certified Public Accountants from January 1989 through July 1992.

     Mr. Rios has served as Executive Vice President-National Sales Manager of the Company since July 1994. From January 1994 until July 1994, Mr. Rios was President of the National Financing and Leasing Corporation, a finance company. From 1982 until September 1993, Mr. Rios worked in six separate automobile dealerships in positions ranging from salesman, sales manager, to finance and insurance manager. From September 1993 until December 1993, Mr. Rios was a sales representative of the Company. From January 1991 until August 1991, Mr. Rios served as President of Interstate Associates, a distributor of automobile anti-theft devices.

     Ms. Cutler has served as a director of the Company since February 1996. Ms. Cutler has served as the Managing Partner of the law firm of Cutler and Cutler since 1966. From 1960 through 1966 Ms. Cutler was a Deputy Attorney General of the State of California. Ms. Cutler serves as a Trustee of Astra Institutional Trust and Astra Institutional Securities Trust.

     Mr. Frischling has served as a director of the Company since February 1996. Mr. Frischling has served as a Senior Partner of the law firm of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel from September 1994. From September 1992 to August 1994, Mr. Frischling was a Senior Partner of the law firm of Reid & Priest. From 1979 to August 1992 Mr. Frischling was as a Senior Partner of the law firm of Spengler Carlson Gubar Brodsky & Frischling. He also serves as a director of AIM Funds, ERD Waste Corp. and Lazard Funds.

     Mr. Fitzpatrick is a nominee for director of the Company. Mr. Fitzpatrick has served in various capacities at Deutsche Bank AG New York Branch since 1979, including as Vice President/Credit Risk Manager from October 1995 to present; as Senior Credit Officer Private Banking from July 1994 to September 1995; and as Vice President/Credit Administration from January 1979 to June 1994.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation paid by the Company, as well as certain other compensation paid or accrued, for the fiscal years ended June 30, 1995 and 1994 to Angelo R. Appierto, the Company's Chairman of the Board and Chief Executive Officer, and the other four most highly compensated executive officers of the Company for each fiscal year (the 'Named Executive Officers '):

                        1995 SUMMARY COMPENSATION TABLE

                                                                                     ANNUAL COMPENSATION
                                                                             ------------------------------------
                                                                                                      ALL OTHER
NAME AND PRINCIPAL POSITION                                                   SALARY      BONUS      COMPENSATION
- ------------------------------------------------------------------           --------    --------    ------------

Angelo R. Appierto ...............................................   1995    $240,500    $  --         $ --
  Chief Executive Officer and                                        1994     216,667       --           --
  Chairman of the Board
Joseph F. Battiato ...............................................   1995     171,750       --           --
  President                                                          1994     182,763      61,980        50,000(1)
Gary D. Peiffer ..................................................   1995     240,500       --           --
  General Counsel, Vice Chairman, Director                           1994     125,333       --           --
Matthew B. Burns .................................................   1995     167,330       --           --
  Executive Vice President                                           1994     155,500      20,830        --
Robert G. Nelson(2) ..............................................   1995     125,000      73,623        --
  Executive Vice President -- Marketing                              1994     107,570      25,000        --
  and Product Development
Jorge G. Rios(3) .................................................   1995      95,833     266,860        --
  Executive Vice President -- National Sales Manager                 1994      13,765       --           --

- ------------

(1) Reflects consulting fees paid to Interstate Associates Ltd., a company wholly owned by Mr. Battiato.

(2) Mr. Nelson ceased to be an executive officer of the Company effective as of February 22, 1995. See 'Employment Agreements.'

(3) Mr. Rios was employed by the Company for four months in the fiscal year ended June 30, 1994.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following options were granted to the Named Executive Officers during fiscal year 1995 under the 1994 Plan.

                                                                                                    POTENTIAL REALIZED
                                                          INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                                       --------------------------------------------------------      ANNUAL RATES OF
                                        NUMBER OF                                                      STOCK PRICE
                                       SECURITIES       % OF TOTAL                                   APPRECIATION FOR
                                       UNDERLYING     OPTIONS GRANTED    EXERCISE                      OPTION TERM
                                         OPTIONS      TO EMPLOYEES IN     PRICE      EXPIRATION    --------------------
                NAME                   GRANTED(#)       FISCAL YEAR       ($/SH)        DATE        5%($)      10%($)
- ------------------------------------   -----------    ---------------    --------    ----------    -------    ---------

Angelo R. Appierto..................      75,000            14.3           7.75        6/30/04     320,460      789,307
Joseph F. Battiato..................     150,000            28.6           7.75        6/30/04     640,919    1,578,614
Gary D. Peiffer.....................      75,000            14.3           7.75        6/30/04     320,460      789,307
Matthew B. Burns....................      --              --               --           --           --          --
Robert G. Nelson....................      75,000            14.3           6.50        4/06/04     268,773      662,000
Jorge G. Rios.......................      50,000             9.5           6.50        4/06/04     179,182      441,333
Jorge G. Rios.......................      50,000             9.5           7.75        6/30/04     213,640      526,205

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     The table below sets forth information relating to the exercise of options during fiscal year 1995 by each Named Executive Officer and the fiscal year-end value of unexercised options.

                                                                          NUMBER OF SECURITIES
                                                                               UNDERLYING          VALUE OF UNEXERCISED
                                                                          UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                                       SHARES ACQUIRED                   AT FISCAL YEAR END(#)     AT FISCAL YEAR END($)
                                             ON              VALUE            EXERCISABLE/             EXERCISABLE/
                NAME                     EXERCISE(#)      REALIZED($)        UNEXERCISABLE             UNEXERCISABLE
- ------------------------------------   ---------------    -----------    ----------------------    ---------------------

Angelo R. Appierto..................       --                --                  75,000/0                      0/0
Joseph F. Battiato..................       --                --                 150,000/0                      0/0
Gary D. Peiffer.....................       --                --                  75,000/0                      0/0
Matthew B. Burns....................       --                --                       0/0                      0/0
Robert G. Nelson....................       --                --                  75,000/0                $93,750/0
Jorge G. Rios.......................       --                --                 100,000/0                $62,500/0

                             EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Angelo Appierto, Gary Peiffer, Joseph Battiato, Matthew Burns, Jorge Rios and Dina Penepent. Each such agreement is for a term of five years commencing March 1, 1994, except for Mr. Rios' agreement which is for a term of three years commencing July 1, 1994 and Ms. Penepent's agreement which is for a term of three years commencing October 1, 1995. Mr. Appierto's and Mr. Peiffer's agreements provide for a base salary of $250,000 in the first year, $275,000 in the second year, $300,000 in the third year and $350,000 in the fourth and fifth years. Mr. Battiato's agreement provides for a base salary of $175,000 during the first year and $200,000 per year thereafter. Mr. Burns' agreement provides for $150,000 salary for each year of the term. Mr. Burns is entitled to a bonus based on production volumes of $10 per loan or lease originated less loans or leases which have defaulted. Mr. Rios' agreement provides for $100,000 salary for each year of the term. Mr. Rios is entitled to a bonus based on production volumes of $25 per loan or lease originated less loans or leases which have defaulted. In addition, the Company paid Mr. Rios $248,490 in July 1994 in connection with the purchase of certain sales territories from an entity controlled by Mr. Rios which held exclusive rights to act as the Company's independent marketing broker for such territories. Ms. Penepent's agreement provides for a minimum $120,000 salary for each year of the term. Each of the agreements (other than Mr. Burns', Mr. Rios' and Ms. Penepent's agreements) provides for an annual bonus based on the net pre-tax income (as defined therein) of the Company. Mr. Appierto is entitled to a bonus ranging from 1% of net pre-tax income if such net pre-tax income is less than $1 million to 5% of net pre-tax income if such net pre-tax income is in excess of $10 million. Mr. Peiffer's bonus is 2% of net pre-tax income if such net pre-tax income is in excess of $5 million and 3% of net pre-tax income if such net pre-tax income is in excess of $10 million. Mr. Battiato is entitled to a bonus ranging from 4% of the first $1 million of net pre-tax income down to 1% of net pre-tax income in excess of $10 million. Notwithstanding the foregoing, for the fiscal year ended June 30, 1995, Mr. Appierto, Mr. Peiffer, Mr. Battiato and Mr. Burns each waived all bonuses (in the aggregate amount of $0.1 million) due them pursuant to their respective employment agreements. For these purposes, net pre-tax income of the Company is generally such amount indicated in its financial statements and calculated in accordance with generally accepted accounting principles after adding management consulting fees and without giving effect to the bonus for the relevant executive officer. Mr. Appierto's, Mr. Battiato's and Mr. Peiffer's agreements further provide that in the event of a change in control (defined generally to be a change in control that would be reported as such in reports filed with the Securities and Exchange Commission, the acquisition of beneficial ownership of 25% of the Company's voting securities by an individual or group other than the stockholders of the Company prior to the Company's initial public offering or a majority change in the composition of the Company's Board of Directors not approved by the current directors or their chosen successors) of the Company, each such officer is entitled to a payment up to 2.99 times his base amount as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the 'Code' ). Each employment agreement provides that each executive shall be entitled to the full unpaid balance, in a single lump sum in the case of Mr. Appierto and Mr. Peiffer, of his respective base salary for the remainder of the term in the event his employment is terminated by the Company other than for cause (defined generally to mean conviction of a felony or wilful failure to follow written directions of the Board of Directors), death or disability, or by such executive except for good reason (defined generally to mean a reduction in the executive officer's responsibilities, title, offices or compensation). Mr. Appierto's, Mr. Battiato's and Mr. Peiffer's employment agreements further provide that, in the event that for any reason (other than by the Company for cause or by the executive other than for good reason) their employment agreements are not renewed or extended on or before March 1, 1999 for a period of at least five years commencing March 1, 1999 upon the same terms and conditions and containing the same compensation and bonus provisions to be effective under their respective employment agreements for the twelve month period ending March 1, 1999, the Company shall pay to the Executive a Termination Fee in an amount equal to two times the sum of the executive's base annual compensation in effect for the twelve months immediately preceding the expiration of the then current term of their employment agreement plus the amount of all bonuses paid or payable to the officer pursuant to the terms of the employment agreement with respect to the same twelve month period. In addition, the Board of Directors has approved an amendment to Mr. Appierto's, Mr. Battiato's and Mr. Peiffer's employment agreements which would compensate them at the rate of $350,000 per year times the number of years remaining under their contracts for future lost bonuses in the event their employment is terminated prior to March 1, 1999 by the Company other than for cause (as defined herein), including the death or disability of the Executive. All employment agreements contain provisions protecting the confidentiality of information concerning the Company's business, and, except for Ms. Penepent's employment agreement, do not limit the ability of such officers to compete with the Company after the conclusion of their respective terms. In addition, each of such employment agreements provides for certain insurance and other benefits to the executives party thereto.

     In April 1996, Mr. Appierto, Mr. Peiffer and Mr. Battiato each entered into an agreement with the Company with respect to the Whitehall Change in Control (as hereinafter defined). Each such executive agreed that the Whitehall Change in Control shall not constitute a change in control for purposes of their employment agreements and no payment shall be deemed owed to the executive by the Company as a result thereof unless and until such executive shall voluntarily terminate his employment prior to June 30, 1996 or the Company shall terminate such executive's employment without cause on or before June 30, 1997.

     Mr. Burns was given the title of Chief Operating Officer in May 1994 but has not served in this capacity since April 1995. Mr. Burns entered into an agreement with the Company in October 1995 pursuant to which he would cease to be Chief Operating Officer and would act as Executive Vice President -- Systems and Systems Development. Pursuant to the agreement, Mr. Burns gave up the right to any bonuses based on loan or lease origination after July 1, 1995 in exchange for payment by the Company of $110,000. Such agreement provides that it would cease to be of any force or effect if Mr Burns were not made President of a new subsidiary of the Company pursuant to a contract satisfactory to Mr. Burns and the Company on or before February 1, 1996. Although Mr. Burns has not entered into such an agreement with a subsidiary of the Company, he is continuing to negotiate with the Company with respect thereto.

     The Company also entered into an employment agreement with Robert Nelson for a three-year term commencing August 25, 1993. Mr. Nelson's agreement provided for a base salary of $125,000. Mr. Nelson was entitled to receive an annual bonus equal to 18% of the pre-tax net income of the Company's lease origination business and an additional bonus of $10,000 for any quarter in which 750 to 1,200 loans were funded, $15,000 for any quarter in which 1,201 to 2,250 loans were funded, $25,000 for any quarter in which 2,251 to 3,000 loans were funded and $50,000 for any quarter in which 3,001 or more loans were funded. Mr. Nelson was entitled to receive options for Common Stock in lieu of a cash bonus at an exercise price equal to 80% of fair market value on the date of grant. In addition, Mr. Nelson's employment agreement provided for certain insurance and other benefits. The Company has entered into an agreement with Mr. Nelson dated February 22, 1995 terminating his rights under his employment agreement and pursuant to which his employment terminated on August 31, 1995. In addition, the Company loaned Mr. Nelson $200,000, to be repaid by August 31, 1996.

               PRINCIPAL STOCKHOLDERS AND HOLDINGS OF MANAGEMENT

     The following table sets forth certain information as of April 19, 1996. This data is based on information obtained from the persons named below or from
Schedule 13Ds filed with the Securities and Exchange Commission, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, nominee and Named Executive Officer of the Company and (iii) all officers and directors as a group.

                                                                                                        PERCENTAGE
                                                                              NUMBER OF SHARES              OF
                                                                               AND NATURE OF           COMMON STOCK
                 NAME AND ADDRESS OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP(1)(2)    OUTSTANDING(2)
- ----------------------------------------------------------------------   --------------------------    ------------

Gary Winnick(3) ......................................................            3,022,841                20.2
  c/o PCG Management, Inc.
  150 El Camino Drive, Suite 204
  Beverly Hills, CA 90212
Robert I. Weingarten(4) ..............................................            1,836,224                12.3
  1999 Avenue of the Stars, Suite 2350
  Los Angeles, CA 90067
Palomba Weingarten(4)(5) .............................................            1,744,083                11.7
  c/o Atlas Holdings Group, Inc.
  9595 Wilshire Boulevard
  Beverly Hills, CA 90212
Angelo R. Appierto(6)(7)..............................................              656,437                 4.3
Gary D. Peiffer(6)(8).................................................              429,314                 2.8
Felice Cutler(6)......................................................           --                       --
Carl Frischling(6)....................................................               10,000               *
Paul Fitzpatrick(6)...................................................           --                       --
Joseph F. Battiato(6)(9)..............................................              635,000                 4.2
Matthew B. Burns(6)...................................................              100,000               *
Jorge G. Rios(6)(10)..................................................              130,000               *
All executive officers and directors as a group (8 persons)(11).......            2,020,751                12.9

- ------------

*  Less than 1%

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy upon the conversion of convertible securities or the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that convertible securities, options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this Proxy have been exercised.

(2) Includes 1,078,308 shares placed in escrow in connection with the Company's initial public offering (The 'Escrowed Shares').

(3) Such shares are owned by PCG Management, Inc. an entity of which Gary Winnick is the Chairman of the Board, Chief Executive Officer and sole stockholder.

(4) Robert I. Weingarten and Palomba Weingarten are married to each other. Shareholdings for Mr. Weingarten and Mrs. Weingarten each reflect individual ownership and each disclaims beneficial ownership of stock held by the other. Mr. Weingarten's shareholdings do not include 91,624 shares of Common Stock held nominally by Whitehall Financial Group, Inc. ('Whitehall'), of which Mr. Weingarten is President, a director and a principal stockholder, which shares are held for the benefit of Rita Villa and Philip A. Fitzpatrick. See 'Change in Control.'

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(5) Such shares are owned by Atlas Holdings Group, Inc. an entity of which Palomba Weingarten is the Chief Executive Officer, sole director and principal stockholder.

(6) Addresses are c/o The Aegis Consumer Funding Group, Inc., 525 Washington Blvd., Jersey City, New Jersey 07310.

(7) Includes (i) 50,000 shares held by the Appierto Irrevocable Family Trust (as to which shares Mr. Appierto disclaims beneficial ownership) and (ii) 150,000 shares subject to immediately exercisable stock options.

(8) Includes 150,000 shares subject to immediately exercisable stock options. 139,657 shares directly owned are held by Suzanne C. Peiffer, Mr Peiffer's wife. Mr. Peiffer disclaims beneficial ownership of such shares.

(9) Includes 300,000 shares subject to immediately exercisable stock options.

(10) Includes 130,000 shares subject to immediately exercisable stock options.

(11) Includes 780,000 shares subject to immediately exercisable stock options.

                       MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended June 30, 1995, the Board of Directors held five (5) meetings. During such period, each of the then-current directors of the Company attended 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which such director served.

     The Board of Directors has established a Compensation Committee, consisting of Felice Cutler and Carl Frischling. The Compensation Committee is responsible for reviewing all compensation agreements and arrangements for officers of the Company, including annual incentive awards, and is responsible for administering the Company's 1994 Plan and 1996 Plan. The Board of Directors has established an Audit Committee, consisting of Felice Cutler and Carl Frischling. The Audit Committee is responsible for recommending to the Board of Directors the engagement of the independent auditors of the Company and reviewing with the independent auditors the scope and results of the audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent auditors.

                               CHANGE IN CONTROL

     On February 20, 1996, the Company received a copy of a Schedule 13D (the 'Schedule 13D') filed with the Securities and Exchange Commission by Whitehall, Robert I. Weingarten, Gerry R. Ginsberg, Ilene S. Weingarten, Philip A. Fitzpatrick, Rita C. Villa, Atlas Holdings Group, Inc. ('Atlas'), Palomba Weingarten, PCG Management, Inc. ('PCG'), and Gary Winnick relating to the beneficial ownership of 7,497,701 shares of Common Stock by virtue of an option to acquire such Common Stock obtained by such persons and entities from The Bennett Funding Group, Inc. ('Bennett Funding') and Bennett Management and Development Corp. ('Bennett Management' and together with Bennett Funding, 'Bennett'). The Schedule 13D indicated that the option price was $9.5 million, which amount was payable in cash or by offsetting amounts due from Bennett pursuant to certain promissory notes (the 'Loans'). As indicated in various amendments filed to the Schedule 13D, on February 22, 1996, Whitehall, Atlas and PCG notified Bennett that the option would become exercisable April 23, 1996. On February 23, 1996, pursuant to the terms of the Loans, Whitehall, Atlas and PCG demanded payment of all principal and accrued interest of the Loans. No portion of the amounts owed was paid. On March 15, 1996, Whitehall, Atlas and PCG acquired at a trustee's sale the 7,497,701 shares of Common Stock pledged to secure the Loans (the 'Whitehall Change in Control'). Following such trustee's sale, Whitehall, Atlas and PCG directed that the shares be transferred to the following persons and in the following denominations (including Escrowed Shares subject to release upon the attainment by the Company of certain earnings or market price targets): Atlas -- 1,744,083 shares (11.8%); PCG -- 3,437,341 shares (23.3%); Robert I. Weingarten -- 1,744,084 shares (11.8%); Gerry R. Ginsberg --

276,231 shares (1.9%); Ilene S. Weingarten -- 59,193 shares (0.4%); Philip A. Fitzpatrick -- 157,846 shares (including 54,416 shares to be nominally held by Whitehall) (1.1%), and Rita C. Villa -- 78,923 shares (including 37,208 shares to be nominally held by Whitehall) (0.5%).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company believes that each of the following transactions was on terms fair to the Company and its stockholders and at least as favorable to the Company as those available from unaffiliated third parties. The Company priced each of the sale transactions using models or methodologies it would use in pricing transactions entered with unrelated third parties. Any transaction with directors, executive officers or their affiliates since the Company's initial public offering in April 1995 has been and in the future will continue to be made only if the transaction has been approved by a majority of the then disinterested members of the Board of Directors and is on terms no less favorable to the Company than could have been obtained from unaffiliated parties.

     The Company entered into an agreement with Whitehall, which subsequently became a significant stockholder of the Company, on December 26, 1995 (the 'Letter Agreement'). Pursuant to the Letter Agreement, which has been terminated without any fees being paid, Whitehall was engaged as the Company's exclusive agent to effect the sale of certain interests of the Company in securitized sub-prime automobile loan pools. The Letter Agreement provided for a fee of 3% of the proceeds from any such sale plus costs and expenses. Subsequently, Whitehall recommended that Carl Frischling, Felice Cutler and Paul Fitzpatrick be named to the Company's Board of Directors. In addition, the Company entered into an agreement with Whitehall on March 31, 1996 (the 'Consulting Agreement') whereby Whitehall was engaged to provide consulting services to the Company relating to operations, management, financing and marketing. The Consulting Agreement expires February 5, 1997, is renewable for a one-year term and provides for an annual fee to Whitehall of $300,000 (subject to adjustment in certain circumstances) plus reasonable and necessary expenses.

     The Company loaned Joseph F. Battiato, the President of the Company, $100,000, at 10% interest on March 24, 1995. The principal became due upon demand on or after April 24, 1995. Mr. Battiato repaid the principal amount of the note in August 1995 and interest due was forgiven by the Company. In April 1996, in connection with the modification of his employment agreement in connection with the Whitehall Change in Control, the Company advanced Joseph Battiato $125,000. Such advance is repayable solely as an offset against any bonus due Mr. Battiato for the fiscal year ended June 30, 1997 or any change in control payments under his employment agreement; provided, however, in the event Mr. Battiato's employment is terminated prior to the date such bonus is payable by the Company for cause or by Mr. Battiato without good reason, such advance shall thereafter become a full recourse loan bearing interest at 7% per annum and due on or before the first to occur of (i) the date a change of control payment becomes due, if any or (ii) September 1, 1997.

     On November 7, 1995, Beckett Reserve Fund, L.L.C., a company controlled by Kenneth Kasarjian, who was then a director of the Company, loaned $1 million to the Company. Such loan bore interest at 12% per annum. The Loan was repaid in full in March 1996. In connection with this loan, the Company granted to Beckett Reserve Fund, L.L.C., a five year warrant to purchase 15,000 shares of Common Stock at $7.9375 per share.

     The Company loaned Matthew B. Burns, an Executive Vice President of the Company, $100,000, at 10% interest on November 15, 1994. The principal and all interest will become due upon demand on or after November 15, 1996. As of the record date, the principal had not been repaid. At present, interest on the loan is accruing at the rate of ten percent (10%) per annum.

     During the fiscal year ended June 30, 1995, the Company provided consulting, financial advisory and structuring services to Bennett Management, a then significant stockholder of the Company and an entity of which Patrick Bennett was Chief Financial Officer and a principal shareholder and Michael Bennett was Chief Operating Officer and a principal shareholder. Such services related to portfolio analysis and arranging financing and insurance facilities for Bennett Management's equipment leasing operations. In connection with these engagements, the Company received consulting fees of $275,000. On March 28, 1996, (i) the Securities and Exchange Commission filed a civil complaint (the

'Complaint') in the United States District Court for the Southern District of New York (the 'Court') against Bennett Management, Bennett Funding, a former significant stockholder of the Company which is owned by Patrick and Michael Bennett's parents and of which Patrick Bennett was the Chief Financial Officer and Michael Bennett was the Deputy Chief Executive Officer, Bennett Receivables Corporation, Bennett Receivables Corporation -- II and Patrick R. Bennett, No. 96 Civ. 2237 (JES), alleging numerous violations of the antifraud provisions of the federal securities laws based in part on allegations of sales of fictitious leveraged leases, fraudulent misrepresentations to investors in private placements of debt securities and misappropriation of corporate assets and (ii) the United States Attorney for the Southern District of New York filed a criminal complaint in the Court against Patrick Bennett alleging criminal violations of the antifraud provisions of the federal securities laws and perjury. Neither Patrick nor Michael Bennett was ever an officer or director of the Company and, except for the transactions described herein and in the
Company's other filings with the Securities and Exchange Commission, the Company's business has been operated entirely independently of Bennett Management and Bennett Funding. On May 2, 1996, a purported class action lawsuit on behalf of Josephine Thornton and other individuals was filed in the New York Supreme Court for New York County against Bennett Finance Inc. and various other persons and entities alleged to have been affiliated with or employed by Bennett Funding and Bennett Management. Other entities, including the Company, were named as defendants because they were allegedly alter egos and agents for Patrick Bennett, Michael Bennett, their parents and certain other named individual defendants. It is further alleged that, as such alter egos and agents, the corporate defendants, including the Company, engaged in common law fraud, negligent misrepresentation, deceptive acts or practices, sale of unregistered securities and breaches of fiduciary duty in connection with the financing activities of Bennett Funding and Bennett Management. Plaintiffs in this action seek an accounting, unspecified compensatory and punitive damages, injunctive relief, costs, attorneys' fees and such other relief as the court deems appropriate. As noted above, Patrick Bennett, Bennett Funding and Bennett Management were passive investors in the Company. Accordingly, the Company believes that the allegations as to it set forth in the complaint are totally without merit and intends to defend the matter vigorously.

     In April 1995, the Company used approximately $2.5 million of the net proceeds received by it from its initial public offering to redeem $2.45 million liquidation value of preferred stock held by Bennett Management. The Company utilized approximately $5.1 million of the net proceeds received by it from its initial public offering to repay indebtedness under a revolving credit facility granted by Bennett Funding in July 1993.

     On February 15, 1995, the Bennetts, Bennett Management and Bennett Funding granted an irrevocable proxy to vote all shares of Common Stock beneficially owned by them (i.e., (i) shares owned by them as of the date of such proxy or which they are entitled to vote, (ii) any securities issued or issuable in respect of such shares and (iii) any shares subsequently acquired by them during the term of such proxy) on all matters to the members of the Company's board of directors not affiliated with Bennett Funding or Bennett Management. By its terms, the proxy shall continue until the earliest to occur of (i) the sale, transfer or conveyance of all of the Common Stock beneficially owned by the Bennetts, Bennett Management and Bennett Funding to any person not affiliated with Bennett Funding or Bennett Management; (ii) the change of control of both Bennett Funding and Bennett Management, other than a change of control in which another affiliated person of either Bennett Funding or Bennett Management obtains control of Bennett Funding or Bennett Management; or (iii) the occurrence of a 'going private' transaction involving the Company, such that the Common Stock is no longer listed or traded on a national securities exchange or national interdealer quotation system. Until the termination of the irrevocable proxy, it will continue to apply to any shares of Common Stock beneficially owned by the Bennetts, Bennett Management or Bennett Funding that are transferred to Bennett Management or Bennett Funding or any affiliate of either of them. Such proxy continues to apply to 500,000 shares of Common Stock.

     In August 1993, the Company sold to Bennett Management (i) an investment in a retained interest in securitized HUD Title I Loans and (ii) retained interests in the Company's previous two securitizations of automobile loans. The Company received $2,375,363 in cash and a note receivable of $600,000 bearing interest at 8.5% per annum and maturing in August 2000 in connection with the sales. In light of the Complaint and the Chapter 11 bankruptcy filing by Bennett Management on March 29,

1996,  the  Company   has  reserved  $600,000   against  the  note   receivable,
representing the entire unpaid balance.

     The Company currently subleases one floor of office space in New York, New York to Americorp Financial Services, Inc. ('Americorp') at the Company's cost for a monthly rent of $32,283, $32,283, $38,467, $38,750, and $38,750, respectively in the years ending June 30, 1995, 1996, 1997, 1998 and 1999. The sublease for office space expires on January 31, 1999. A subsidiary of Americorp was an underwriter of the Company's initial public offering and its President, Drew Schaefer, is a former significant stockholder of the Company.

     Effective as of January 1, 1994, the Company entered into a revised consulting agreement with Drew Schaefer and Nustar Financial Corporation ('Nustar'), of which Mr. Schaefer is the sole shareholder. Mr. Schaefer's and Nustar's consulting services consisted primarily of advice regarding receivables purchase programs of the Company and securitization and other transactions involving the Company's disposition of consumer receivables held by it. Pursuant to the original agreement, dated September 15, 1993, and the revised agreement, the Company paid $350,000 to Mr. Schaefer in the year ended June 30, 1995. Such consulting agreement was terminated in April 1995.

     As of June 30, 1994 the Company had a receivable of $210,000 from Aegis Investment Partners ('AIP'), a New York general partnership formed in June 1993 by most of the Company's stockholders at that time to hold a substantial portion of the outstanding shares of Common Stock, resulting from the Company's paying, on behalf of AIP, certain monies owed to Barry Sloane, a former stockholder of the Company and an officer of one of the Company's subsidiaries, in connection with AIP's purchase of all of Mr. Sloane's Common Stock. The obligation to repay such receivable was assumed by Gary Peiffer and was repaid in full upon the consummation of the Company's initial public offering in April 1995 from proceeds received by Mr. Peiffer as a result of shares sold in such offering.

               APPROVAL OF THE 1994 STOCK OPTION PLAN, AS AMENDED

     In September 1994, the Board of Directors approved the 1994 Plan, which was subsequently approved by the Company's stockholders. The Board of Directors amended such plan again on May 6, 1996 to, among other things, amend the individual per year and aggregate limitations on options granted to key employees and consultants to increase them from 100,000 and 850,000, respectively, to, in each case, 1,000,000, the full amount of options available under the 1994 Plan. The 1994 Plan is designed to provide an incentive to the officers and certain other key employees of and consultants to the Company by making available to them an opportunity to acquire a proprietary interest or to increase their proprietary interest in the Company. The 1994 Plan provides for options (each an 'Award') representing or corresponding to up to 1,000,000 shares of Common Stock. Options on 841,250 shares of Common Stock have been granted under the 1994 Plan. Any Award issued under the 1994 Plan which is forfeited, expires or terminates prior to vesting or exercise will again be available for Award under the 1994 Plan.

DESCRIPTION

     The following description of the 1994 Plan is qualified in its entirety by reference to the full text of the 1994 Plan which is set forth as Attachment A to this Proxy Statement.

     The Compensation Committee of the Board of Directors (the 'Committee') administers the 1994 Plan. The Committee has the full power and authority, subject to the provisions of the 1994 Plan, to designate participants, grant Awards and determine the terms of all Awards. The Committee has the right to make adjustments with respect to Awards granted under the 1994 Plan in order to prevent dilution of the rights of any holder. Members of the Committee are not eligible to receive discretionary Awards under the 1994 Plan but automatically receive each year non-qualified ('NQSO's') stock options to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant. Members of the Committee are disinterested within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the 'Code').

     Options Issued Under 1994 Plan. The terms of specific options are determined by the Committee. Options granted may be NQSO's or incentive stock options within the meaning of Code Section 422 ('ISO's'). The exercise price per share for a non-qualified option is subject to the determination of the Committee. Incentive stock options may not be granted at less than 100% of the fair market value at the date of grant. Each option will be exercisable after the period or periods specified in the option agreement, which will generally not exceed 10 years from the date of grant.

     Upon the exercise of an option, the option holder shall pay to the Company the exercise price plus the amount of the required Federal and state withholding taxes, if any. Options may be exercised and the withholding obligation may be paid for with cash and, with the consent of the Committee, shares of Common Stock, other securities (including options) or other property. The periods after termination of employment during which an option may be exercised is as determined by the Committee. In the absence of any specific determination by the Committee, the following rules will apply. The unexercised portion of any option granted under the 1994 Plan will generally be terminated (a) 30 days after the date on which the optionee's employment is terminated for any reason other than
(i) cause, (ii) retirement or mental or physical disability or (iii) death; (b) immediately upon the termination of the optionee's employment for cause; (c) three months after the date on which the optionee's employment is terminated by reason of retirement or mental or physical disability; or (d)(i) 12 months after the date on which the optionee's employment is terminated by reason of retirement or the death of the employee, or (ii) three months after the date on which the optionee shall die if such death shall occur during the three-month period following the termination of the optionee's employment by reason of retirement or mental or physical disability.

AWARDS GRANTED

                               NEW PLAN BENEFITS
                             1994 STOCK OPTION PLAN

                                                                                                   NUMBER OF SHARES
                             NAME AND POSITION                                DOLLAR VALUE(1)    SUBJECT TO OPTIONS(2)
- ---------------------------------------------------------------------------   ---------------    ---------------------

Angelo R. Appierto ........................................................        $   0                150,000
    Chairman of the Board and Chief Executive Officer
Gary D. Peiffer ...........................................................            0                150,000
    Vice Chairman of the Board and General Counsel
Joseph F. Battiato ........................................................            0                300,000
    President
Matthew B. Burns ..........................................................            0                      0
    Chief Operating Officer and Executive Vice President
Dina L. Penepent ..........................................................            0                 50,000
    Executive Vice President, Chief Financial Officer and Secretary
Jorge G. Rios .............................................................            0                130,000
    Executive Vice President -- National Sales Manger
Executive Group (6 individuals)............................................            0                780,000
Non Executive Director Group (3 individuals)...............................            0                      0
Non Executive Officer Employee Group (18 individuals)......................            0                 61,250

- ------------

(1) Based on difference between the exercise price of the options and the May 1, 1996 closing sale price of the Common Stock ($5 1/8).

(2) Options outstanding at May 1, 1996. Persons and groups listed in the table may also receive grants under the 1994 Plan in the future at the discretion of the Compensation Committee.

FEDERAL INCOME TAX CONSEQUENCES

     Set forth below is a description of the federal income tax consequences under the Code, of the grant and exercise of the benefits awarded under the 1994 Plan. This description does not purport to be a complete description of the federal income tax aspects of the 1994 Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular employee eligible to receive options.

     There will be no federal income tax consequences to employees or the Company on the grant of a NQSO. On the exercise of a NQSO, the employee generally will have taxable ordinary income, subject to withholding, equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the option price of the shares. The Company will be entitled to a tax deduction in an amount equal to the amount of income recognized by the employee provided the Company complies with applicable withholding and/or reporting rules. Any ordinary income realized by an employee upon exercise of a NQSO will increase his tax basis in the Common Stock thereby acquired.

     Any gain or any loss recognized upon the subsequent disposition of the acquired Common Stock will be a capital gain or loss, and will be a long-term gain or loss if such shares of Common Stock are held for more than one year.

     An employee who surrenders shares of Common Stock in payment of the exercise price of a NQSO will not recognize gain or loss on his surrender of such shares, but will recognize ordinary income on the exercise of the NQSO as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise.

     With respect to ISOs, no compensation income is recognized by a participant, and no deduction is available to the Company upon either the grant or exercise of an ISO. However, the difference between the exercise price of an ISO and the market price of the Common Stock acquired on the exercise date will be included in alternative minimum taxable income of a participant for the purposes of the 'alternative minimum tax.' Generally, if an optionee holds the shares acquired upon exercise of ISOs until the later of (i) two years from the grant of the ISOs or (ii) one year from the date of acquisition of the shares upon exercise of ISOs, any gain recognized by the participant on a sale of such shares will be treated as capital gain. The gain recognized upon the sale is the difference between the option price and the sale price of the Common Stock. The net federal income tax effects on the holder of ISOs generally is to defer, until the shares are sold, taxation of any increase in the value of the Common Stock from the time of grant to the time of exercise, and to treat such gain as capital gain. If the optionee sells the shares prior to the expiration of the holding period set forth above, the optionee will realize ordinary compensation income in the amount equal to the difference between the exercise price and the fair market value on the exercise date. The compensation income will be added to the optionee's basis for purposes of determining the gain on the sale of the shares. Such gain will be capital gain if the shares are held as capital assets. If the application of the above-described rule would result in a loss to the optionee, the compensation income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the basis of the shares sold. If an optionee disposes of shares obtained upon exercise of an ISO prior to the expiration of the holding period described above, the Company generally will be entitled to a deduction in the amount of the compensation income that the optionee recognizes as a result of the disposition. However, the use by an optionee of shares previously acquired pursuant to the exercise of an ISO to exercise an incentive stock option will be treated as a taxable disposition if the transferred shares have not been held by the optionee for the requisite holding period described above.

     If the Company delivers cash, in lieu of fractional shares, the employee will recognize ordinary income equal to the cash paid and the fair market value of any shares issued as of the date of exercise. An amount equal to any such ordinary income will be deductible by the Company, provided it complies with applicable withholding requirements.

     Section 162(m) of the Code, which generally disallows the annual tax deduction for compensation over $1,000,000 paid to the Chief Executive Officer and certain other highly compensated executive officers, provides that 'performance-based' compensation will not be subject to the $1,000,000 deduction limitation. Since an employer is not entitled to a deduction upon the grant or exercise of an ISO in any event, this provision does not affect the Company's tax treatment with regard to ISOs. Options (other than ISOs) granted under a plan approved by stockholders with an exercise price equal to the fair market value of the underlying stock as of the date of grant are considered performance-based compensation, if certain requirements are met. The 1994 Plan meets such requirements and, accordingly, any income realized by employees with respect to options granted under the 1994 Plan is not subject to the deduction limitation of Section 162(m).

     The 1994 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is qualified under Section 401(a) of the Code. The Committee may take such additional steps as are necessary to ensure that other Awards under the 1994 Plan qualify for exemption from the deduction limitations of Code Section 162(m).

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxy.

                     APPROVAL OF THE 1996 STOCK OPTION PLAN

     Options on 841,250 shares of Common Stock have been granted under the 1994 Plan. Accordingly, in May 1996, the Board of Directors approved the 1996 Plan in order to continue to provide an incentive to the officers and certain other key employees of and consultants to the Company by making available to them an opportunity to acquire a proprietary interest or to increase their proprietary interest in the Company. The 1996 Plan is substantially identical to the 1994 Plan as amended and provides for options (each an 'Award') representing or corresponding to up to 750,000 shares of Common Stock. Any Award issued under the 1996 Plan which is forfeited, expires or terminates prior to vesting or exercise will again be available for Award under the 1996 Plan.

DESCRIPTION

     The following description of the 1996 Plan is qualified in its entirety by reference to the full text of the 1996 Plan which is set forth as Attachment B to this Proxy Statement.

     The Committee administers the 1996 Plan. The Committee has the full power and authority, subject to the provisions of the 1996 Plan, to designate participants, grant Awards and determine the terms of all Awards. The Committee has the right to make adjustments with respect to Awards granted under the 1996 Plan in order to prevent dilution of the rights of any holder. Members of the Committee are not eligible to receive discretionary Awards under the 1996 Plan but automatically receive each year NQSO's to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant. Members of the Committee are disinterested within the meaning of Section 16 of the Exchange Act and outside directors within the meaning of Section 162(m) of the Code.

     Options Issued Under 1996 Plan. The terms of specific options are determined by the Committee. Options granted may be NQSO's or ISO's within the meaning of Code Section 422. The exercise price per share for a non-qualified option is subject to the determination of the Committee. Incentive stock options may not be granted at less than 100% of the fair market value at the date of grant. Each option will be exercisable after the period or periods specified in the option agreement, which will generally not exceed 10 years from the date of grant.

     Upon the exercise of an option, the option holder shall pay to the Company the exercise price plus the amount of the required Federal and state withholding taxes, if any. Options may be exercised and the withholding obligation may be paid for with cash and, with the consent of the Committee, shares of Common Stock, other securities (including options) or other property. The periods after termination of employment during which an option may be exercised is as determined by the Committee. In the absence of any specific determination by the Committee, the following rules will apply. The unexercised portion of any option granted under the 1996 Plan will generally be terminated (a) 30 days after the date on which the optionee's employment is terminated for any reason other than (i) cause, (ii) retirement or mental or physical disability, (iii) death; (b) immediately upon the termination of the optionee's employment for cause; (c) three months after the date on which the optionee's employment is terminated by reason of retirement or mental or physical disability; or (d)(i) 12 months after the date on which the optionee's employment is terminated by reason of retirement or the death of the employee, or (ii) three months after the date on which the optionee shall die if such death shall occur during the three-month period following the termination of the optionee's employment by reason of retirement or mental or physical disability.

AWARDS GRANTED

     No options have been granted to date under the 1996 Plan. Eligible persons may receive grants under the 1996 Plan in the future at the discretion of the Compensation Committee.

FEDERAL INCOME TAX CONSEQUENCES

     Set forth below is a description of the federal income tax consequences under the Code, of the grant and exercise of the benefits awarded under the 1996 Plan. This description does not purport to be a complete description of the federal income tax aspects of the 1996 Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular employee eligible to receive options.

     There will be no federal income tax consequences to employees or the Company on the grant of a NQSO. On the exercise of a NQSO, the employee generally will have taxable ordinary income, subject to withholding, equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the option price of the shares. The Company will be entitled to a tax deduction in an amount equal to the amount of income recognized by the employee provided the Company complies with applicable withholding and/or reporting rules. Any ordinary income realized by an employee upon exercise of a NQSO will increase his tax basis in the Common Stock thereby acquired.

     Any gain or any loss recognized upon the subsequent disposition of the acquired Common Stock will be a capital gain or loss, and will be a long-term gain or loss if such shares of Common Stock are held for more than one year.

     An employee who surrenders shares of Common Stock in payment of the exercise price of a NQSO will not recognize gain or loss on his surrender of such shares, but will recognize ordinary income on the exercise of the NQSO as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise.

     With respect to ISOs, no compensation income is recognized by a participant, and no deduction is available to the Company upon either the grant or exercise of an ISO. However, the difference between the exercise price of an ISO and the market price of the Common Stock acquired on the exercise date will be included in alternative minimum taxable income of a participant for the purposes of the 'alternative minimum tax.' Generally, if an optionee holds the shares acquired upon exercise of ISOs until the later of (i) two years from the grant of the ISOs or (ii) one year from the date of acquisition of the shares upon exercise of ISOs, any gain recognized by the participant on a sale of such shares will be treated as capital gain. The gain recognized upon the sale is the difference between the option price and the sale price of the Common Stock. The net federal income tax effects on the holder of ISOs generally is to defer, until the shares are sold, taxation of any increase in the value of the Common Stock from the time of grant to the time of exercise, and to treat such gain as capital gain. If the optionee sells the shares prior to the expiration of the holding period set forth above, the optionee will realize ordinary compensation income in the amount equal to the difference between the exercise price and the fair market value on the exercise date. The compensation income will be added to the optionee's basis for purposes of determining the gain on the sale of the shares. Such gain will be capital gain if the shares are held as capital assets. If the application of the above-described rule would result in a loss to the optionee, the compensation income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the basis of the shares sold. If an optionee disposes of shares obtained upon exercise of an ISO prior to the expiration of the holding period described above, the Company generally will be entitled to a deduction in the amount of the compensation income that the optionee recognizes as a result of the disposition. However, the use by an optionee of shares previously acquired pursuant to the exercise of an ISO to exercise an incentive stock option will be treated as a taxable disposition if the transferred shares have not been held by the optionee for the requisite holding period described above.

     If the Company delivers cash, in lieu of fractional shares, the employee will recognize ordinary income equal to the cash paid and the fair market value of any shares issued as of the date of exercise. An amount equal to any such ordinary income will be deductible by the Company, provided it complies with applicable withholding requirements.

     Section 162(m) of the Code, which generally disallows the annual tax deduction for compensation over $1,000,000 paid to the Chief Executive Officer and certain other highly compensated executive officers, provides that 'performance-based' compensation will not be subject to the $1,000,000 deduction limitation. Since an employer is not entitled to a deduction upon the grant or exercise of an ISO in any event, this provision does not affect the Company's tax treatment with regard to ISOs. Options (other than ISOs) granted under a plan approved by stockholders with an exercise price equal to the fair market value of the underlying stock as of the date of grant are considered performance-based compensation, if certain requirements are met. The 1996 Plan meets such requirements and, accordingly, any income realized by employees with respect to options granted under the 1996 Plan is not subject to the deduction limitation of Section 162(m).

     The 1996 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is qualified under Section 401(a) of the Code. The Committee may take such additional steps as are necessary to ensure that other Awards under the 1996 Plan qualify for exemption from the deduction limitations of Code Section 162(m).

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxy.

        COMPLIANCE WITH SECTION 16(a) OF SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities. Executive officers, Directors and greater than 10% stockholders are required to furnish the Company copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended June 30, 1995, all
Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% stockholders were complied with.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's financial statements for the years ended June 30, 1995 and 1994 have been examined by the firm of Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders with an opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

     The Company's Board of Directors has appointed Ernst & Young LLP as independent certified public accountants for the fiscal year ending June 30, 1996.

                             STOCKHOLDERS PROPOSALS

     Any proposal that a stockholder intends to present for action at the 1997 Annual Meeting of Stockholders, currently scheduled for November 16, 1996, must be received by the Company no later than June 19, 1996 in order for the proposal to be included in the proxy statement and form of proxy for the 1997 Annual Meeting of Stockholders. The proposal should be sent to the Secretary, The Aegis Consumer Funding Group, Inc., 525 Washington Blvd., 29th floor, Jersey City, New Jersey 07310.

                                 OTHER BUSINESS

     The Board of Directors of the Company knows no other matters to be presented at the Annual Meeting of Stockholders. However, if any other maters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              COST OF SOLICITATION

     Solicitation other than by mail may be made personally and by telephone by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy card and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

     It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                          By Order of the Board of Directors,
                                          ANGELO R. APPIERTO
                                          ANGELO R. APPIERTO,
                                          Chief Executive Officer

Jersey City, New Jersey
May 13, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                    ATTACHMENT A

                     THE AEGIS CONSUMER FUNDING GROUP, INC.
                       1994 STOCK OPTION PLAN, AS AMENDED

SECTION 1. PURPOSE

     The purposes of this 1994 Stock Option Plan of The Aegis Consumer Funding Group, Inc. (the 'Plan') are to encourage selected employees, consultants and directors of The Aegis Consumer Funding Group, Inc. (together with any successor thereto, the 'Company') and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company depend.

SECTION 2. DEFINITIONS

     As used in the Plan, the following terms shall have the meanings set forth below:

          (a) 'Affiliate' shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

          (b) 'Board' shall mean the Board of Directors of the Company.

          (c) 'Code' shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (d) 'Committee' shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is both a 'disinterested person' within the meaning of Rule 16b-3 and an 'outside director' as that term is defined for purposes of
     Section 162(m) of the Code.

          (e) 'Consultant' shall mean any Person who contracts to provide services to the Company as an independent contractor.

          (f) 'Fair Market Value' shall mean, with respect to Shares or other securities (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Shares are then listed as a National Market Issue under the NASDAQ National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Committee; or (iv) if the Shares are not publicly traded, the fair market value established by the Committee acting in good faith.

          (g) 'Incentive  Stock  Option'  shall mean  an  option  granted  under
     Section 6 of the Plan that meets the requirements of Section 422 of the Code or any successor provision thereto.

          (h) 'Independent Director' shall mean each member of the Board who is not an employee of the Company or any Affiliate.

          (i) 'Key Employee' shall mean any officer, director or other employee who is a regular full-time employee of the Company or its present and future Affiliates.

          (j)  'Non-Qualified Stock Option'  shall mean an  Option granted under
     Section 7 of the Plan or an option granted under Section 6 of the Plan that is not an Incentive Stock Option.

          (k) 'Option' shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          (l) 'Option Agreement' shall mean a written agreement, contract, or other instrument or document evidencing an Option granted under the Plan.

          (m) 'Participant' shall mean a Key Employee, Consultant or Independent Director who has been granted an Option under the Plan.

          (n) 'Person' shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

          (o) 'Rule 16b-3' shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

          (p) 'Shares' shall mean the common stock of the Company, $.01 par value, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 4(b) of the Plan.

          (q) 'Ten Percent Stockholder' shall mean a Person, who together with his or her spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of an Option and assuming its immediate exercise, would beneficially own, within the meaning of Section 424(d) of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding capital stock of the Company.

SECTION 3. ADMINISTRATION

     (a) Generally. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, any stockholder of the Company or any Affiliate, and any employee of the Company or of any Affiliate.

     (b) Powers. Subject to the terms of the Plan and applicable law and except as provided in Section 7 hereof, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by Options; (iv) determine the terms and conditions of any Option; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other Options, or other property, or canceled, forfeited, or suspended, and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instruments or agreements relating to, or Options granted under, the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (c) Reliance, Indemnification. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, or Options granted thereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 4. SHARES AVAILABLE FOR OPTIONS

     (a) Shares Available. Subject to adjustment as provided in Section 4(b):

          (i) Limitation on Number of Shares. Options issuable under the Plan are limited such that the maximum aggregate number of Shares which may issued pursuant to, or by reason of, Options is 1,000,000. To the extent that an Option granted to a (A) Key Employee or Consultant or (B) an Independent Director ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Option shall again become available for award under the Plan to (x) Key Employees and Consultants and (y) Independent Directors, respectively; provided, however, that in the case of the cancellation or termination of a Non-Qualified Stock Option in the same fiscal year that such Non-Qualified Stock Option was granted, both the cancelled Non-Qualified Stock Option and the newly granted Non-Qualified Stock Option shall be counted in determining whether the recipient has received the maximum number of such Options under the Plan for such fiscal year.

          (ii) Accounting for Awards. For purposes of this Section 4, the number of Shares covered by an Option to a (A) Key Employee or Consultant or (B) Independent Director shall be counted on the date of grant of such Option against the aggregate number of Shares available for granting Options under the Plan to (x) Key Employees and Consultants or (y) Independent Directors, respectively.

          (iii)  Sources  of  Shares  Deliverable  Under  Options.  Any   Shares
     delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     (b) Adjustments. In the event that  the Committee shall determine that  any
(i) subdivision or consolidation of Shares, (ii) dividend or other distribution (whether in the form of cash, Shares, other securities, or other property),
(iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, adjust any or all of (x) the number and type of Shares which thereafter may be made the subject of Options, (y) the number and type of Shares subject to outstanding Options, and (z) the grant, purchase, or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, however, in each case, that (i) with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provision thereto;
(ii) each such adjustment shall be made in such manner as not to constitute a cancellation and reissuance of a Non-Qualified Stock Option for purposes of
Section 162(m) of the Code, or the regulations promulgated thereunder, to the extent that such reissuance would result in the grant of such Options in excess of the maximum permitted to be granted to any Participant in any fiscal year; and (iii) the number of Shares subject to any Option denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY

     Except as provided in Section 7, Options may be granted only to Key Employees and Consultants. In determining the Persons to whom Options shall be granted and the number of Shares to be covered by each Option, the Committee shall take into account the nature of the Person's duties, such Person's present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. An Independent Director will not be eligible to receive an Option except as specifically provided in Section 7. A Key Employee or Consultant who has been granted an Option or Options under the Plan may be granted an additional Option or Options, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options, or by the terms of this Plan.

SECTION 6. OPTIONS

     The Committee is hereby authorized to grant Options to Participants upon the following terms and the conditions (except to the extent otherwise provided in Section 7) and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

          (a) Exercise Price. The purchase price per Share purchasable under Incentive Stock Options and Non-Qualified Stock Options shall not be less than 100% or 85%, respectively, of the Fair

     Market Value of a Share on the date of grant; provided that the purchase price per Share purchasable under Incentive Stock Options granted to Ten Percent Stockholders shall be not less than 110% of the Fair Market Value of a Share on the date of grant.

          (b) Option Term. The term of each Non-Qualified Stock Option shall be fixed by the Committee but generally shall not exceed 10 years from the date of grant. The term of each Incentive Stock Option shall in no event be more than 10 years from the date of grant, or in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 5 years from the date of grant.

          (c) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect thereto may be made or deemed to have been made (including, without limitation, (i) cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Committee), provided in each case that such methods avoid 'short-swing' profits to the Participant under Section 16(b) of the Securities Exchange Act of 1934, as amended. The payment of the exercise price of an Option may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

          (d) Early Termination. Unless otherwise provided by the Committee in an Option Agreement with a Participant, the unexercised portion of any Option granted to a Key Employee under the Plan will generally be terminated (i) thirty (30) days after the date on which the Key Employee's employment is terminated for any reason other than (A) Cause (as defined below), (B) retirement or mental or physical disability, or (C) death; (ii) immediately upon the termination of the Key Employee's employment for Cause; (iii) three months after the date on which the Key Employee's employment is terminated by reason of retirement or mental or physical disability; or (iv)(A) 12 months after the date on which the Key Employee's employment is terminated by reason of the death of the Key Employee, or (B) three months after the date on which the Key Employee shall die if such death shall occur during the three-month period following the termination of the Key Employee's employment by reason of retirement or mental or physical disability. The term 'Cause,' as used herein, shall mean (w) the Key Employee's willful misconduct or fraud in the performance of his duties under such Key Employee's employment arrangement with the Company, (x) the continued failure or refusal of the Key Employee (following written notice thereof) to carry out any reasonable request of the Board for the provision of services under such Key Employee's employment arrangement with the Company, (y) the material breach by the Key Employee of his employment arrangement with the Company or (z) the entering of a plea of guilty or nolo contendere to or the conviction of the Key Employee for a felony or any other criminal act involving moral turpitude, dishonesty, theft or unethical business conduct. For purposes of this paragraph (d), no act shall be considered willful unless done or omitted to be done not in good faith and without reasonable belief that such action or omission was in the best interest of the Company.

          (e) Incentive Stock Options. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
     Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

          (f) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or such minimal cash consideration as may be required by applicable law.

          (g) Limits on Transfer of Options. Subject to Code Section 422, no Option and no right under any such Option, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Option upon the death of the Participant. Each Option, and each right under any such Option, shall be exercisable during the Participant's lifetime, only by the Participant or, if permissible under applicable law with respect to any Option that is not an Incentive Stock Option, by the Participant's guardian or legal representative. No Option and no right under any such Option, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (h) Term of Options. Except as set forth in Section 6(b) and Section 7, the term of each Option shall be for such period as may be determined by the Committee.

          (i) Share Certificates. All certificates for Shares or other securities of the Company delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7 OPTIONS AWARDED TO INDEPENDENT DIRECTORS

     Each Independent Director who is a member of the Board on June 30 of a calendar year during the term of the Plan shall automatically be granted a Non-Qualified Stock Option to purchase 10,000 Shares on July 1 of such calendar year. All Options granted pursuant to this Section 7 shall (a) be at an exercise price per Share equal to 100% of the Fair Market Value of a Share on the date of the grant; (b) have a term of 10 years; (c) terminate (i) upon termination of an Independent Director's service as a director of the Company for any reason other than mental or physical disability or death, (ii) three months after the date the Independent Director ceases to serve as a director of the Company due to physical or mental disability or (iii)(A) 12 months after the date the Independent Director ceases to serve as a director due to the death of the Independent Director or (B) three months after the death of the Independent Director if such death shall occur during the three month period following the date the Independent Director ceased to serve as a director of the Company due to physical or mental disability; and (d) be otherwise on the same terms and conditions as all other Options granted pursuant to the Plan.

SECTION 8. AMENDMENT AND TERMINATION

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

          (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan, without the consent of any stockholder, Participant, other holder or beneficiary of an Option, or other Person; provided, however, that no amendment of the Plan shall cause the Plan to be in violation of Rule 16b-3 (including Section (c)(2)(ii)(B) thereof); and provided, further, that notwithstanding any other provision of the Plan or any Option Agreement, without the approval of the stockholders of the Company no amendment, alteration, suspension, discontinuation, or termination shall be made that would: (i) increase the total number of Shares available under the Plan, except as provided in Section 4 of the Plan; (ii) increase the benefits accruing to Participants under the Plan; or (iii) modify the requirements as to eligibility for participation in the Plan; or where such stockholder approval would be required under Section 422 of the Code in order for Incentive Stock Options to qualify as such, or under Section 162(m) of the Code, in order for compensation to continue to qualify as 'performance based compensation.'

          (b) Adjustments of Options Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Options as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Options granted under the Plan as so adjusted.

          (c) Adjustments of Options Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

          (d) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9. ELECTION TO HAVE SHARES WITHHELD

     (a) In combination with or in substitution for cash withholding or any other legal method of satisfying federal and state withholding tax liability, a Participant may elect to have Shares withheld by the Company in order to satisfy federal and state withholding tax liability (a 'share withholding election'), provided, (i) the Committee shall not have revoked its advance approval of the holder's share withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the 'Tax Date'). If a Participant elects within thirty (30) days of the date of exercise to be subject to withholding tax on the exercise date pursuant to the provisions of Section 83(b) of the Code, then the share withholding election may be made during such thirty (30) day period. Notwithstanding the foregoing, a holder whose transactions in Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may make a share withholding election only if the following additional conditions are met: (i) the share withholding election is made no sooner than six (6) months after the date of grant of the Option, except, however, such six (6) month condition shall not apply if the Participant's death or disability (as shall be determined by the Committee) occurs within such six (6) month period; and (ii) the share withholding election is made (x) at least six (6) months prior to the Tax Date, or (y) during the period beginning on the third business day following the date of release of the Company's quarterly or annual financial results and ending on the twelfth business day following such date.

     (b) A share withholding election shall be deemed made when written notice of such election, signed by the Participant, has been hand delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Delivery of said notice shall constitute an irrevocable election to have Shares withheld.

     (c) If a Participant has made a share withholding election pursuant to this
Section 9; and (i) within thirty (30) days of the date of exercise of the Option, the Participant elects pursuant to the provisions of Section 83(b) of the Code to be subject to withholding tax on the date of exercise of the Option, then such Participant will be unconditionally obligated to immediately tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee), equal to the amount of tax required to be withheld plus cash for any fractional amount, together with written notice to the Company informing the Company of the Participant's election pursuant to Section 83(b) of the Code; or (ii) if the Participant has not made an election pursuant to the provisions of Section 83(b) of the Code, then on the Tax Date, such Participant will be unconditionally obligated to tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee), equal to the amount of tax required to be withheld plus cash for any fractional amount.

SECTION 10. VESTING LIMITATION ON INCENTIVE STOCK OPTIONS

     The Fair Market Value of Shares subject to Incentive Stock Options (determined as of the date such Incentive Stock Options are granted) exercisable for the first time by any individual during any calendar year shall in no event exceed $100,000.

SECTION 11. GENERAL PROVISIONS

     (a) No Rights to Awards. No Key Employee or Consultant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Key Employees or Consultants or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each recipient.

     (b) No Limit on Other Plans. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

     (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

     (e) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Option shall remain in full force and effect.

     (f) No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (g) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (h) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

SECTION 12. EFFECTIVE DATE OF THE PLAN

     The Plan is effective as of September 22, 1994, subject to stockholder approval of the amendment thereof.

SECTION 13. TERM OF THE PLAN

     The Plan shall continue until the earlier of (i) the date on which all Options issuable hereunder have been issued, (ii) the termination of the Plan by the Board or (iii) September 22, 2004. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option, and the authority of the Board to amend the Plan, shall extend beyond such date.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                    ATTACHMENT B

                     THE AEGIS CONSUMER FUNDING GROUP, INC.
                             1996 STOCK OPTION PLAN

SECTION 1. PURPOSE

     The purposes of this 1996 Stock Option Plan of The Aegis Consumer Funding Group, Inc. (the 'Plan') are to encourage selected employees, consultants and directors of The Aegis Consumer Funding Group, Inc. (together with any successor thereto, the 'Company') and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company depend.

SECTION 2. DEFINITIONS

     As used in the Plan, the following terms shall have the meanings set forth below:

          (a) 'Affiliate' shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

          (b) 'Board' shall mean the Board of Directors of the Company.

          (c) 'Code' shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (d) 'Committee' shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is both a 'disinterested person' within the meaning of Rule 16b-3 and an 'outside director' as that term is defined for purposes of
     Section 162(m) of the Code.

          (e) 'Consultant' shall mean any Person who contracts to provide services to the Company as an independent contractor.

          (f) 'Fair Market Value' shall mean, with respect to Shares or other securities (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Shares are then listed as a National Market Issue under the NASDAQ National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Committee; or (iv) if the Shares are not publicly traded, the fair market value established by the Committee acting in good faith.

          (g) 'Incentive  Stock  Option'  shall mean  an  option  granted  under
     Section 6 of the Plan that meets the requirements of Section 422 of the Code or any successor provision thereto.

          (h) 'Independent Director' shall mean each member of the Board who is not an employee of the Company or any Affiliate.

          (i) 'Key Employee' shall mean any officer, director or other employee who is a regular full-time employee of the Company or its present and future Affiliates.

          (j)  'Non-Qualified Stock Option'  shall mean an  Option granted under
     Section 7 of the Plan or an option granted under Section 6 of the Plan that is not an Incentive Stock Option.

          (k) 'Option' shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          (l) 'Option Agreement' shall mean a written agreement, contract, or other instrument or document evidencing an Option granted under the Plan.

          (m) 'Participant' shall mean a Key Employee, Consultant or Independent Director who has been granted an Option under the Plan.

          (n) 'Person' shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

          (o) 'Rule 16b-3' shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

          (p) 'Shares' shall mean the common stock of the Company, $.01 par value, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 4(b) of the Plan.

          (q) 'Ten Percent Stockholder' shall mean a Person, who together with his or her spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of an Option and assuming its immediate exercise, would beneficially own, within the meaning of Section 424(d) of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding capital stock of the Company.

SECTION 3. ADMINISTRATION

     (a) Generally. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, any stockholder of the Company or any Affiliate, and any employee of the Company or of any Affiliate.

     (b) Powers. Subject to the terms of the Plan and applicable law and except as provided in Section 7 hereof, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by Options; (iv) determine the terms and conditions of any Option; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other Options, or other property, or canceled, forfeited, or suspended, and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instruments or agreements relating to, or Options granted under, the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (c) Reliance, Indemnification. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, or Options granted thereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 4. SHARES AVAILABLE FOR OPTIONS

     (a) Shares Available. Subject to adjustment as provided in Section 4(b):

          (i) Limitation on Number of Shares. Options issuable under the Plan are limited such that the maximum aggregate number of Shares which may issued pursuant to, or by reason of, Options is 750,000. To the extent that an Option granted to a (A) Key Employee or Consultant or (B) an Independent Director ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Option shall again become available for award under the Plan to (x) Key Employees and Consultants and (y) Independent Directors, respectively; provided, however, that in the case of the cancellation or termination of a Non-Qualified Stock Option in the same fiscal year that such Non-Qualified Stock Option was granted, both the cancelled Non-Qualified Stock Option and the newly granted Non-Qualified Stock Option shall be counted in determining whether the recipient has received the maximum number of such Options under the Plan for such fiscal year.

          (ii) Accounting for Awards. For purposes of this Section 4, the number of Shares covered by an Option to a (A) Key Employee or Consultant or (B) Independent Director shall be counted on the date of grant of such Option against the aggregate number of Shares available for granting Options under the Plan to (x) Key Employees and Consultants or (y) Independent Directors, respectively.

          (iii)  Sources  of  Shares  Deliverable  Under  Options.  Any   Shares
     delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     (b) Adjustments. In the event that  the Committee shall determine that  any
(i) subdivision or consolidation of Shares, (ii) dividend or other distribution (whether in the form of cash, Shares, other securities, or other property),
(iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, adjust any or all of (x) the number and type of Shares which thereafter may be made the subject of Options, (y) the number and type of Shares subject to outstanding Options, and (z) the grant, purchase, or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, however, in each case, that (i) with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provision thereto;
(ii) each such adjustment shall be made in such manner as not to constitute a cancellation and reissuance of a Non-Qualified Stock Option for purposes of
Section 162(m) of the Code, or the regulations promulgated thereunder, to the extent that such reissuance would result in the grant of such Options in excess of the maximum permitted to be granted to any Participant in any fiscal year; and (iii) the number of Shares subject to any Option denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY

     Except as provided in Section 7, Options may be granted only to Key Employees and Consultants. In determining the Persons to whom Options shall be granted and the number of Shares to be covered by each Option, the Committee shall take into account the nature of the Person's duties, such Person's present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. An Independent Director will not be eligible to receive an Option except as specifically provided in Section 7. A Key Employee or Consultant who has been granted an Option or Options under the Plan may be granted an additional Option or Options, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options, or by the terms of this Plan.

SECTION 6. OPTIONS

     The Committee is hereby authorized to grant Options to Participants upon the following terms and the conditions (except to the extent otherwise provided in Section 7) and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

          (a) Exercise Price. The purchase price per Share purchasable under Incentive Stock Options and Non-Qualified Stock Options shall not be less than 100% or 85%, respectively, of the Fair

     Market Value of a Share on the date of grant; provided that the purchase price per Share purchasable under Incentive Stock Options granted to Ten Percent Stockholders shall be not less than 110% of the Fair Market Value of a Share on the date of grant.

          (b) Option Term. The term of each Non-Qualified Stock Option shall be fixed by the Committee but generally shall not exceed 10 years from the date of grant. The term of each Incentive Stock Option shall in no event be more than 10 years from the date of grant, or in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 5 years from the date of grant.

          (c) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect thereto may be made or deemed to have been made (including, without limitation, (i) cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Committee), provided in each case that such methods avoid 'short-swing' profits to the Participant under Section 16(b) of the Securities Exchange Act of 1934, as amended. The payment of the exercise price of an Option may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

          (d) Early Termination. Unless otherwise provided by the Committee in an Option Agreement with a Participant, the unexercised portion of any Option granted to a Key Employee under the Plan will generally be terminated (i) thirty (30) days after the date on which the Key Employee's employment is terminated for any reason other than (A) Cause (as defined below), (B) retirement or mental or physical disability, or (C) death; (ii) immediately upon the termination of the Key Employee's employment for Cause; (iii) three months after the date on which the Key Employee's employment is terminated by reason of retirement or mental or physical disability; or (iv)(A) 12 months after the date on which the Key Employee's employment is terminated by reason of the death of the Key Employee, or (B) three months after the date on which the Key Employee shall die if such death shall occur during the three-month period following the termination of the Key Employee's employment by reason of retirement or mental or physical disability. The term 'Cause,' as used herein, shall mean (w) the Key Employee's willful misconduct or fraud in the performance of his duties under such Key Employee's employment arrangement with the Company, (x) the continued failure or refusal of the Key Employee (following written notice thereof) to carry out any reasonable request of the Board for the provision of services under such Key Employee's employment arrangement with the Company, (y) the material breach by the Key Employee of his employment arrangement with the Company or (z) the entering of a plea of guilty or nolo contendere to or the conviction of the Key Employee for a felony or any other criminal act involving moral turpitude, dishonesty, theft or unethical business conduct. For purposes of this paragraph (d), no act shall be considered willful unless done or omitted to be done not in good faith and without reasonable belief that such action or omission was in the best interest of the Company.

          (e) Incentive Stock Options. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
     Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

          (f) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or such minimal cash consideration as may be required by applicable law.

          (g) Limits on Transfer of Options. Subject to Code Section 422, no Option and no right under any such Option, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Option upon the death of the Participant. Each Option, and each right under any such Option, shall be exercisable during the Participant's lifetime, only by the Participant or, if permissible under applicable law with respect to any Option that is not an Incentive Stock Option, by the Participant's guardian or legal representative. No Option and no right under any such Option, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (h) Term of Options. Except as set forth in Section 6(b) and Section 7, the term of each Option shall be for such period as may be determined by the Committee.

          (i) Share Certificates. All certificates for Shares or other securities of the Company delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. OPTIONS AWARDED TO INDEPENDENT DIRECTORS

     Each Independent Director who is a member of the Board on June 30 of a calendar year during the term of the Plan shall automatically be granted a Non-Qualified Stock Option to purchase 10,000 Shares on July 1 of such calendar year; provided, however, that such grant shall be reduced by the number of shares relating to an Option granted to such director on such July 1 under
Section 7 of the Company's 1994 Stock Option Plan. All Options granted pursuant to this Section 7 shall (a) be at an exercise price per Share equal to 100% of the Fair Market Value of a Share on the date of the grant; (b) have a term of 10 years; (c) terminate (i) upon termination of an Independent Director's service as a director of the Company for any reason other than mental or physical disability or death, (ii) three months after the date the Independent Director ceases to serve as a director of the Company due to physical or mental disability or (iii)(A) 12 months after the date the Independent Director ceases to serve as a director due to the death of the Independent Director or (B) three months after the death of the Independent Director if such death shall occur during the three month period following the date the Independent Director ceased to serve as a director of the Company due to physical or mental disability; and
(d) be otherwise on the same terms and conditions as all other Options granted pursuant to the Plan.

SECTION 8. AMENDMENT AND TERMINATION

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

          (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan, without the consent of any stockholder, Participant, other holder or beneficiary of an Option, or other Person; provided, however, that no amendment of the Plan shall cause the Plan to be in violation of Rule 16b-3 (including Section (c)(2)(ii)(B) thereof); and provided, further, that notwithstanding any other provision of the Plan or any Option Agreement, without the approval of the stockholders of the Company no amendment, alteration, suspension, discontinuation, or termination shall be made that would: (i) increase the total number of Shares available under the Plan, except as provided in Section 4 of the Plan; (ii) increase the benefits accruing to Participants under the Plan; or (iii) modify the requirements as to eligibility for participation in the Plan; or where such stockholder approval would be required under Section 422 of the Code in order for Incentive Stock Options to qualify as such, or under Section 162(m) of the Code, in order for compensation to continue to qualify as 'performance based compensation.'

          (b) Adjustments of Options Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Options as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Options granted under the Plan as so adjusted.

          (c) Adjustments of Options Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

          (d) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9. ELECTION TO HAVE SHARES WITHHELD

     (a) In combination with or in substitution for cash withholding or any other legal method of satisfying federal and state withholding tax liability, a Participant may elect to have Shares withheld by the Company in order to satisfy federal and state withholding tax liability (a 'share withholding election'), provided, (i) the Committee shall not have revoked its advance approval of the holder's share withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the 'Tax Date'). If a Participant elects within thirty (30) days of the date of exercise to be subject to withholding tax on the exercise date pursuant to the provisions of Section 83(b) of the Code, then the share withholding election may be made during such thirty (30) day period. Notwithstanding the foregoing, a holder whose transactions in Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may make a share withholding election only if the following additional conditions are met: (i) the share withholding election is made no sooner than six (6) months after the date of grant of the Option, except, however, such six (6) month condition shall not apply if the Participant's death or disability (as shall be determined by the Committee) occurs within such six (6) month period; and (ii) the share withholding election is made (x) at least six (6) months prior to the Tax Date, or (y) during the period beginning on the third business day following the date of release of the Company's quarterly or annual financial results and ending on the twelfth business day following such date.

     (b) A share withholding election shall be deemed made when written notice of such election, signed by the Participant, has been hand delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Delivery of said notice shall constitute an irrevocable election to have Shares withheld.

     (c) If a Participant has made a share withholding election pursuant to this
Section 9; and (i) within thirty (30) days of the date of exercise of the Option, the Participant elects pursuant to the provisions of Section 83(b) of the Code to be subject to withholding tax on the date of exercise of the Option, then such Participant will be unconditionally obligated to immediately tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee), equal to the amount of tax required to be withheld plus cash for any fractional amount, together with written notice to the Company informing the Company of the Participant's election pursuant to Section 83(b) of the Code; or (ii) if the Participant has not made an election pursuant to the provisions of Section 83(b) of the Code, then on the Tax Date, such Participant will be unconditionally obligated to tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee), equal to the amount of tax required to be withheld plus cash for any fractional amount.

SECTION 10. VESTING LIMITATION ON INCENTIVE STOCK OPTIONS

     The Fair Market Value of Shares subject to Incentive Stock Options (determined as of the date such Incentive Stock Options are granted) exercisable for the first time by any individual during any calendar year shall in no event exceed $100,000.

SECTION 11. GENERAL PROVISIONS

     (a) No Rights to Awards. No Key Employee or Consultant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Key Employees or Consultants or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each recipient.

     (b) No Limit on Other Plans. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

     (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

     (e) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Option shall remain in full force and effect.

     (f) No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (g) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (h) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

SECTION 12. EFFECTIVE DATE OF THE PLAN

     The Plan is effective as of May 6, 1996, subject to stockholder approval thereof.

SECTION 13. TERM OF THE PLAN

     The Plan shall continue until the earlier of (i) the date on which all Options issuable hereunder have been issued, (ii) the termination of the Plan by the Board or (iii) May 6, 2006. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option, and the authority of the Board to amend the Plan, shall extend beyond such date.

                                   APPENDIX 1
                                   PROXY CARD


P            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
R            THE AEGIS CONSUMER FUNDING GROUP, INC.
O            The  undersigned hereby acknowledges receipt of the Notice of  Annual Meeting of Stockholders and Proxy Statement, each
X            dated May 13, 1996, and does hereby appoint Angelo R. Appierto  and Gary D. Peiffer, and each of them, with full  power
Y            of  substitution, as proxy or proxies of the undersigned to  represent the undersigned and to vote all shares of Common
             Stock of The Aegis Consumer  Funding Group, Inc. (the  'Company'), which the undersigned would  be entitled to vote  if personally  present at the Annual Meeting of Stockholders of the Company  to be held at 10:00 a.m., local time, on June
             3, 1996 at the offices of the Company, 525 Washington Blvd., 29th Floor, Jersey City, NJ, and at any adjournment(s)  or
             postponements   thereof,  hereby  revoking   all  proxies  heretofore   given  with  respect   to  such  Common  Stock.
             This Proxy,  when  properly executed,  will  be voted  in  accordance with  the  directions given  by  the  undersigned stockholder.  If no direction is made, it will be voted FOR the election of the nominees for director named herein, FOR the approval of the amendment of the 1994 Stock Option Plan by adopting such Plan, as amended, and FOR the approval  of the 1996 Stock Option Plan.
                                   PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
             Please sign this Proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

- -------------------------------                  ------------------------------------
- -------------------------------                  ------------------------------------
- -------------------------------                  ------------------------------------


                                                                        9404
[X] Please mark votes
    as in this example.

                                 FOR ALL
             FOR    WITHHOLD     EXCEPT
             [ ]       [ ]         [ ]

1. Election of Directors
   FELICE CUTLER AND PAUL FITZPATRICK

INSTRUCTION: To withhold authority for any individual nominee, mark the 'For All Except' box and strike a line through the nominee's name in the list above.

RECORD DATE SHARES:

                                                        FOR   AGAINST   ABSTAIN
2. Approval of the amendment of the 1994 Stock Option   [ ]     [ ]       [ ]
   Plan by adopting such Plan, as amended.

3. Approval of the 1996 Stock Option Plan               [ ]     [ ]       [ ]

4. In their discretion the proxies are authorized to vote on such other business as may properly come before the Annual Meeting of Stockholders or any adjournment(s) thereof.

Check if you intend to attend the Annual Meeting of Stockholders    [ ]

Mark box at right if comments or address change have been noted on [ ] the reverse side of this card.


SIGNATURE(S)__________________________________________ DATE ___________
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.